Exhibit 99.3

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

45.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS As of March 31, 2013 and December 31, 2012 (Dollar amounts in thousands except per share data) (unaudited)

	March 31, 2013	December 31, 2012
ASSETS
Cash and due from banks	$3,568	$2,386
Interest-bearing deposits with banks	52,213	35,539
Total cash and cash equivalents	55,781	37,925

Derivative asset	1,724	856
Trading Securities	5,553	—
Securities available for sale	19,616	20,908
Loans, net of allowance for loan losses of $4,817 and $3,903	171,913	170,310
Federal Home Loan Bank stock	1,855	1,496
Premises and equipment, net	588	637
Foreclosed real estate	1,501	769
Accrued interest receivable	460	477
Other assets	1,516	1,469

Total assets	$260,507	$234,847

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Non-interest bearing demand deposits	$27,926	$23,842
Money-market, NOW and savings accounts	119,403	105,476
Time deposits	39,008	42,102
Total deposits	186,337	171,420
Federal Home Loan Bank advances	35,000	25,000
Derivative liabilities	—	—
Other liabilities	597	935
Total liabilities	221,934	197,355

Stockholders’ equity
Common stock; $5 par value, 20,000,000 authorized; 7,576,652 and 7,576,652 shares issued and outstanding	37,883	37,883
Additional paid-in capital	11,012	11,012
Accumulated deficit	(8,610)	(9,032)
Accumulated other comprehensive loss	(1,712)	(2,371)
Total stockholders’ equity	38,573	37,492

Total liabilities and stockholders’ equity	$260,507	$234,847

See accompanying notes to consolidated financial statements

46.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS For the three months ending March 31, 2013 and 2012 (Dollar amounts in thousands except per share data) (unaudited)

	March 31, 2013	March 31, 2012
Interest income
Loans	$2,174	$2,100
Securities	267	849
Other	—	3
Total interest income	2,441	2,952

Interest expense
Deposits	286	653
Borrowed funds	64	18
Total interest expense	350	671

Net interest income	2,091	2,281

Provision for loan losses	956	400

Net interest income after provision for loan losses	1,135	1,881

Noninterest income
Fees and service charges on deposit accounts	58	41
Net gain on derivative assets	867	2,856
Net gain (loss) on trading securities	171	(1,200)
Gain on sale of available for sale securities	—	103
Gain on sale of foreclosed real estate	12	871
Gain on sale of other assets	9	—
Other-than-temporary impairment loss
Total impairment loss	(121)	(181)
Loss recognized in other comprehensive income	49	55
Net impairment loss recognized in earnings	(72)	(126)
Other income	85	21
Total noninterest income	1,130	2,566

Noninterest expenses
Salaries and employee benefits	1,045	1,076
Occupancy and equipment	264	263
Professional fees	171	137
Data processing	97	89
Advertising and promotion	39	31
Foreclosed real estate losses and expenses, net of rental income	46	68
Federal deposit insurance	33	94
Other	148	32
Total noninterest expenses	1,843	1,790

Net income	$422	$2,657

See accompanying notes to consolidated financial statements

47.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS For the three months ending March 31, 2013 and 2012 (Dollar amounts in thousands except per share data) (unaudited)

	March 31, 2013	March 31, 2012
Cash flows from operating activities
Net income	$422	$2,657
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45	47
Provision for loan losses	956	400
Provision for foreclosed real estate	—	60
Gain on sale of foreclosed real estate	(12)	(871)
Net (gain) loss on trading and available for sale securities	(171)	1,097
Net (gain) loss on derivative assets	(867)	(2,856)
Other-than-temporary impairment on securities available for sale	72	126
Net amortization of premiums, discounts and net loan fees	(4)	(30)
Increase in other assets and accrued interest receivable	(30)	(2,792)
Decrease in other liabilities	(283)	(229)
Net cash from operating activities	128	(2,391)

Cash flows from investing activities
Derivative investments:
Cash paid at termination	—	3
Trading securities:
Purchases	(5,373)	(731)
Securities available for sale:
Purchases	—	(2,311)
Proceeds from sale	—	2,636
Proceeds from principal repayments	1,823	6,926
Purchases (redemption) of Federal Home Loan Bank stock	(359)	—
Loan originations and payments, net	(3,662)	(4,648)
Purchase of premises and equipment	(5)	(7)
Proceeds from sale of foreclosed real estate	387	4,572
Net cash from investing activities	(7,189)	6,440

Cash flows from financing activities
Net increase (decrease) in deposits	14,917	6,162
Proceeds from Federal Home Loan Bank advances	10,000	—
Net cash from financing activities	24,917	6,162

Net increase (decrease) in cash and cash equivalents	17,856	10,211
Cash and cash equivalents at beginning of period	37,925	8,747
Cash and cash equivalents, at end of period	$55,781	$18,958

Supplemental disclosure of cash flow information:
Cash paid during the periods for interest	$350	$751

Supplemental noncash disclosures:
Transfer from loans to foreclosed real estate	$1,107	$494

See accompanying notes to consolidated financial statements

48.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the three months ending March 31, 2013 and 2012
(Dollar amounts in thousands except per share data)
(unaudited)

	March 31, 2013	March 31, 2012
Net income	$422	$2,657

Other comprehensive income:
Unrealized gains/losses on securities:
Unrealized holding gain arising during the period	708	799
Noncredit portion of other-than-temporary impairment losses on securities	(49)	(33)

Total other comprehensive income	659	766

Comprehensive income	$1,081	$3,423

See accompanying notes to consolidated financial statements

49.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the three months ending March 31, 2013 and 2012
(Dollar amounts in thousands except per share data)
(unaudited)

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-In	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Deficit	loss	Equity

Balance at January 1, 2012	7,576,652	$37,883	$12,538	$(11,155)	$(5,109)	$34,157

Net income				2,657		2,657

Other Comprehensive income					766	766

Balance at March 31, 2012	7,576,652	$37,883	$12,538	$(8,498)	$(4,343)	$37,580

Balance at January 1, 2013	7,576,652	$37,883	$11,012	$(9,032)	$(2,371)	$37,492

Net income				422		422

Other Comprehensive income					659	659

Balance at March 31, 2013	7,576,652	$37,883	$11,012	$(8,610)	$(1,712)	$38,573

See accompanying notes to consolidated financial statements

50.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: Enterprise Bancorp, Inc. (the “Holding Company”) owns 100% of the outstanding common stock of Enterprise Bank of Florida (the “Bank”) and Enterprise Asset Investments, Inc. (“EAI”) (collectively the “Company”). The Holding Company operates as a one-bank holding company. The Bank is a state chartered independent community bank and its deposits are insured, up to the applicable limits, by the Federal Deposit Insurance Corporation. During 2008, the Bank converted from nationally-chartered bank to a state-chartered bank and at the same time changed its name from Enterprise National Bank to Enterprise Bank of Florida. The Bank offers a variety of community banking services to individuals and businesses through its banking offices located in North Palm Beach, Palm Beach Gardens and Jupiter, Florida.

Estimates: The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to change in the near term relate to the determination of the allowance for loan losses, the determination of other-than-temporary impairment on securities, the carrying value of foreclosed real estate, and the fair value of financial instruments.

Interim financial information: The accompanying unaudited consolidated financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 have been prepared in a condensed format, and therefore do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The information furnished in these interim statements reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results for each respective period presented. Such adjustments are of a normal recurring nature. The results of operations in the interim statements are not necessarily indicative of the results that may be expected for any other quarter or for the full year.

Subsequent Events: Management has evaluated events occurring subsequent to the balance sheet date through July 22, 2013, which is the date the financial statements were available to be issued. The following events or transactions met the disclosure requirements under ASC 855-10, Subsequent Events:

Merger with 1st United Bancorp: On March 22, 2013, Company entered into a definitive merger agreement with 1st United Bancorp and its subsidiary, 1st United Bank, under which 1st United Bancorp will acquire the Company. In accordance with the Merger Agreement, total consideration will be comprised of non-performing assets and certain other classified loans, impaired and below investment grade and other investments of Enterprise Bank and cash. The value of the non-cash consideration will be based on the carrying value of the assets prior to the closing. The merger was completed on July 1, 2013.

(Continued)
51.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 2 – SECURITIES AVAILABLE FOR SALE

Securities are classified according to management’s intention. The carrying amount of the securities and their approximate fair value are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
March 31, 2013
Securities available for sale:
Mortgage-backed securities: residential	$2,832	$46	$(319)	$2,559
Collateralized mortgage obligations	15,031	458	(1,296)	14,193
Mortgage-backed securities: commercial	1,076	3	—	1,079
Collateralized debt obligation	2,389	—	(604)	1,785

Total securities available for sale	$21,328	$507	$(2,219)	$19,616

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
December 31, 2012
Securities available for sale:
Mortgage-backed securities: residential	$2,917	$56	$(382)	$2,591
Collateralized mortgage obligations	16,142	508	(1,632)	15,018
Mortgage-backed securities: commercial	1,213	3	—	1,216
Collateralized debt obligation	3,007	4	(928)	2,083

Total securities available for sale	$23,279	$571	$(2,942)	$20,908

(Continued)
52.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 2 – SECURITIES AVAILABLE FOR SALE (Continued)

A portion of available for sale mortgage-backed securities consists of investments in fifteen collateralized mortgage obligations and four mortgage-backed securities that have been deemed other-than-temporarily impaired. The estimated fair value of these mortgage-backed securities have been and continue to be depressed due to illiquidity in the market, uncertainty about the future condition of the housing and mortgage markets, the economy and continued deterioration in the credit performance of the loan collateral underlying these securities. In addition, the Company owns one collateralized debt obligation (“CDO”) that has been deemed other-than-temporarily impaired. The issuers in this security consist of banks and insurance companies. The Company uses an OTTI evaluation model to compare the present value of expected cash flows to the previous estimate to ensure there are no adverse changes in cash flows during the quarter. The OTTI model considers the structure and term of the CDO and the financial condition of the underlying issuers. Specifically, the model details interest rates, principal balances of note classes and underlying issuers, the timing and amount of interest and principal payments of the underlying issuers, and the allocation of the payments to the note classes. The current estimate of expected cash flows is based on the most recent trustee reports and any other relevant market information including announcements of interest payment deferrals or defaults of underlying trust preferred securities. Assumptions used in the model include expected future default rates and prepayments.

As of March 31, 2013 and December 31, 2012, the Company does not intend to sell these securities, nor is it more likely than not that the Company will be required to sell the securities for liquidity or other reasons.

The following table provides information regarding the Company’s securities deemed other-than-temporarily impaired:

				March 31, 2013
				Other-Than-Temporary Impairment
	At March 31, 2013			(OTTI)
	Amortized	Fair	Unrealized	Credit
	Cost	Value	Loss	Portion	Other	Total

Mortgage-backed securities: residential	$537	$486	$(51)	$—	$—	$—
Collateralized mortgage obligations	6,323	5,312	(1,011)	(72)	(49)	(121)
Collateralized debt obligation	1,010	406	(604)	—	—	—
Total mortgage-backed securities	$7,870	$6,204	$(1,666)	$(72)	$(49)	$(121)

(Continued)
53.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 2 – SECURITIES AVAILABLE FOR SALE (Continued)

				Year Ended December 31, 2012 Other-Than-Temporary Impairment
	At December 31, 2012			(OTTI)
	Amortized	Fair	Unrealized	Credit
	Cost	Value	Loss	Portion	Other	Total

Mortgage-backed securities: residential	$639	$370	$(269)	$(55)	$(71)	$(126)
Collateralized mortgage obligations	6,923	5,620	(1,303)	(454)	(420)	(874)
Collateralized debt obligation	1,010	108	(902)	—	(30)	(30)
Total mortgage-backed securities	$8,572	$6,098	$(2,474)	$(509)	$(521)	$(1,030)

The table below provides a roll forward of credit losses recognized in operations for the three months ending March 31, 2013 and 2012, respectively:

	2013	2012

Beginning balance, January 1,	$9,376	$8,867
Additions for credit losses on securities for which no previous other-than-temporary impairment was recognized	—	—
Increases to credit losses on securities for which other-than-temporary impairment was previously recognized	72	126

Ending balance, March 31,	$9,448	$8,993

Management will continue to evaluate the investment ratings in the securities portfolio, severity in pricing declines, market price quotes along with timing and receipt of amounts contractually due. Based upon these and other factors, the securities portfolio may experience further impairment.

Securities sales transactions for the three months ending March 31, 2013 and 2012 are summarized as follows:

	Three months ending March 31,
	2013	2012

Proceeds received from sales	$—	$2,636

Gross gains	$—	$103

(Continued)
54.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 2 – SECURITIES AVAILABLE FOR SALE (Continued)

At March 31, 2013, the Company had securities with a carrying value of $94, pledged for public deposits. At December 31, 2012, the Company had securities with a carrying value of $1,032 pledged for public deposits and $96 pledged as collateral for the FHLB advances.

The following table summarizes securities with unrealized losses March 31, 2013 and December 31, 2012, aggregated by major security type and length of time in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or Longer		Total
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value	Losses	Value
March 31, 2013
Available for sale
U.S. Treasury and federal agency	$—	$—	$—	$—	$—	$—
Municipal securities	—	—	—	—	—	—
Mortgage-backed securities – residential	—	—	(319)	1,390	(319)	1,390
Mortgage-backed securities – commercial	—	—	—	—	—	—
Collateralized mortgage obligations	(1)	19	(1,295)	4,470	(1,296)	4,489
Collateralized debt obligations	—	—	(604)	406	(604)	406

Total available for sale	$(1)	$19	$(2,218)	$6,266	$(2,219)	$6,285

(Continued)
55.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in thousands except per share data) (unaudited)

NOTE 2 – SECURITIES AVAILABLE FOR SALE (Continued)

	Less Than 12 Months		12 Months or Longer		Total
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value	Losses	Value
December 31, 2012
Available for sale
U.S. Treasury and federal agency	$—	$—	$—	$—	$—	$—
Municipal securities	—	—	—	—	—	—
Mortgage-backed securities – residential	—	—	(382)	1,403	(382)	1,403
Mortgage-backed securities – commercial	—	—	—	—	—	—
Collateralized mortgage obligations	(4)	73	(1,628)	9,421	(1,632)	9,494
Collateralized debt obligations	(26)	395	(902)	108	(928)	503

Total available for sale	$(30)	$468	$(2,912)	$10,932	$(2,942)	$11,400

The unrealized losses with respect to securities not deemed other-than-temporarily impaired are considered by management to be principally attributable to changes in market interest rates, and not to credit risk or deterioration on the part of the issuer. Accordingly, if interest rates were to decline, much or all of the current unrealized loss could be recovered through market appreciation.

NOTE 3 – LOANS

The components of the loans were as follows:

	March 31, 2013 December 31, 2012
Real estate
Residential real estate	$13,024	$13,430
Commercial real estate	121,628	117,758
Land and lot loans	10,020	10,975

Commercial	13,296	14,103
Home equity lines of credit	17,671	16,846
Consumer	1,444	1,449
Total loans	177,083	174,561

Deduct:
Net deferred fees	(353)	(348)
Allowance for loan losses	(4,817)	(3,903)

Loans, net	$171,913	$170,310

(Continued)
56.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

The following table presents the activity in the allowance for loan losses by portfolio segment for the three month period ending March 31, 2013:

					Home
	Land &	Residential	Commercial		Equity
	Lot	Real	Real		Lines of
March 31, 2013	Loans	Estate	Estate	Commercial	Credit	Consumer	Unallocated	Total

Allowance for loan losses:
Beginning balance	$778	$224	$2,490	$80	$291	$40	$—	$3,903
Provision for loan losses	839	29	17	(4)	(30)	3	102	956
Loans charged-off	(4)	(21)	(54)	(0)	(0)	(11)	—	(90)
Recoveries	1	1	4	4	28	10	—	48

Total ending allowance balance	$1,614	$233	$2,457	$80	$289	$42	$102	$4,817

The following table presents the activity in the allowance for loan losses by portfolio segment for the three month period ending March 31, 2012:

					Home
	Land &	Residential	Commercial		Equity
	Lot	Real	Real		Lines of
March 31, 2012	Loans	Estate	Estate	Commercial	Credit	Consumer	Unallocated	Total

Allowance for loan losses:
Beginning balance	$298	$480	$1,949	$211	$485	$25	$31	$3,479
Provision for loan losses	62	39	44	1	143	97	14	400
Loans charged-off	—	(25)	(96)	(1)	(170)	—	—	(292)
Recoveries	7	3	40	10	1	15	—	76

Total ending allowance balance	$367	$497	$1,937	$221	$459	$137	$45	$3,663

(Continued)

57.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

The following table presents the balance in the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of March 31, 2013 and December 31, 2012, respectively:

					Home
	Land &	Residential	Commercial		Equity
	Lot	Real	Real		Lines of
March 31, 2013	Loans	Estate	Estate	Commercial	Credit	Consumer	Unallocated	Total
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$1,173	$108	$—	$—	$—	$—	$—	$1,281
Collectively evaluated for impairment	441	125	2,457	80	289	42	102	3,536

Total ending allowance balance	$1,614	$233	$2,457	$80	$289	$42	$102	$4,817

Loans:
Loans individually evaluated for impairment	$2,345	$1,833	$10,425	$372	$255	$312	$—	$15,542
Loans collectively evaluated for impairment	7,675	11,191	111,203	12,924	17,416	1,132	—	161,541

Total ending loans balance	$10,020	$13,024	$121,628	$13,296	$17,671	$1,444	$—	$177,083

	Land &	Residential	Commercial		Equity
	Lot	Real	Real		Lines of
December 31, 2012	Loans	Estate	Estate	Commercial	Credit	Consumer	Unallocated	Total
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$345	$109	$—	$—	$—	$—	$—	$454
Collectively evaluated for impairment	433	115	2,490	80	291	40	—	3,449

Total ending allowance balance	$778	$224	$2,490	$80	$291	$40	$—	$3,903

Loans:
Loans individually evaluated for impairment	$2,275	$1,821	$10,967	$414	$255	$334	$—	$16,066
Loans collectively evaluated for impairment	8,700	11,609	106,791	13,689	16,591	1,115	—	158,495

Total ending loans balance	$10,975	$13,430	$117,758	$14,103	$16,846	$1,449	$—	$174,561

(Continued)

58.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

The following table presents information related to loans individually evaluated for impairment by class of loans as of March 31, 2013 and December 31, 2012, respectively:

	As of March 31, 2013			As of December 31, 2012
			Allowance			Allowance
	Unpaid		for Loan	Unpaid		for Loan
	Principal	Recorded	Losses	Principal	Recorded	Losses
	Balance	Investment	Allocated	Balance	Investment	Recognized
Impaired loans
With no related allowance recorded:
Land and lot loans	$1,371	$526	$—	$2,966	$1,665	$—
Residential real estate	1,219	498	—	1,179	479	—
Commercial real estate	14,327	10,425	—	14,815	10,967	—
Home equity lines of credit	583	255	—	583	255	—
Consumer loans	386	312	—	397	334	—
Commercial loans	574	372	—	616	414	—
With an allowance recorded:
Land and lot loans	1,819	1,819	1,173	610	610	345
Residential real estate	1,335	1,335	108	1,342	1,342	109

Total	$21,614	$15,542	$1,281	$22,508	$16,066	$454

The following table presents information related to average recorded investment and interest income on loans individually evaluated for impairment by class of loans as of and for the three month period ending March 31, 2013 and 2012, respectively:

	Quarter ending March 31, 2013			Quarter ending March 31, 2012
			Cash			Cash
	Average	Interest	Basis	Average	Interest	Basis
	Recorded	Income	Interest	Recorded	Income	Interest
	Investment	Recognized	Recognized	Investment	Recognized	Recognized
With no related allowance recorded:
Land and lot loans	$533	$—	$—	$2,443	$—	$—
Residential real estate	492	2	2	537	2	2
Commercial real estate	10,700	106	106	5,063	66	66
Home equity lines of credit	255	—	—	287	—	—
Consumer loans	317	—	—	125	—	—
Commercial loans	386	1	1	—	1	1

Total	$12,683	$109	$109	$8,455	$69	$69

(Continued)

59.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

The following tables present the recorded investment in nonaccrual and loans past due over 90 days still on accrual by class of loans as of March 31, 2013 and December 31, 2012, respectively:

	March 31, 2013		December 31, 2012
		Loans Past		Loans Past
		Due Over		Due Over
		90 Days		90 Days
		Still		Still
	Nonaccrual	Accruing	Nonaccrual	Accruing

Construction real estate	$—	$—	$—	$—
Residential real estate	778	38	757	73
Commercial real estate	4,424	—	7,393	—
Land and lot loans	2,345	—	2,275	—
Commercial	327	—	349	—
Home equity lines of credit	255	—	255	—
Consumer	312	—	334	—

Total	$8,441	$38	$11,363	$73

The following tables present the aging of the recorded investment in loans still accruing as of March 31, 2013:

Greater
	30 – 59	60 – 89	Than
	Days	Days	89 Days	Total
	Past Due	Past Due	Past Due	Past Due

Construction real estate	$—	$—	$—	$—
Residential real estate	33	—	38	71
Commercial real estate	—	—	—	—
Land and lot loans	—	—	—	—
Commercial	—	—	—	—
Home equity lines of credit	—	—	—	—
Consumer	—	—	—	—

Total	$33	$—	$38	$71

(Continued)

60.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

The following tables present the aging of the recorded investment in loans still accruing as of December 31, 2012:

	30 – 59	60 – 89	Greater Than
	Days	Days	89 Days	Total
	Past Due	Past Due	Past Due	Past Due

Construction real estate	$—	$—	$—	$—
Residential real estate	321	—	73	394
Commercial real estate	—	—	—	—
Land and lot loans	—	—	—	—
Commercial	—	—	—	—
Home equity lines of credit	—	—	—	—
Consumer	—	—	—	—

Total	$321	$—	$73	$394

Troubled Debt Restructurings:

Periodically, the Company modified loans which were classified as troubled debt restructured loans. The balance of loans classified as troubled debt restructured loans was as follows at March 31, 2013 and December 31, 2012:

	March 31, 2013	December 31, 2012
Residential real estate	$296	$359
Commercial real estate	6,898	9,806
Loan and lot loans	1,120	2,196
Total	$8,314	$12,361

Modifications include the extension of maturity dates and the reduction of interest rates on loans. The Company did not forgive principal on modified loans and thus the balances of loans classified as troubled debt restructured loans prior to and after the modification at March 31, 2013 and December 31, 2012 were consistent. During the quarter ending March 31, 2013, the Company modified one commercial real estate loan for $2,475. During the quarter ending March 31, 2012, the Company modified two residential real estate loans for $82. There were no loans which defaulted in the quarters ending March 31, 2013 or March 31, 2012 which were modified within twelve months of those dates, respectively. There were no loans classified as troubled debt restructured loans which were in default under the terms of their modification agreement as of March 31, 2013.

(Continued)

61.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis includes loans with an outstanding balance greater than $500 and non-homogeneous loans, such as commercial and commercial real estate loans. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $500 or are included in groups of homogeneous loans. The credit quality of loans not rated is analyzed as part of the aging of such loans, as previously presented. Based on the most recent analysis performed, the risk category of loans by class of loans is as follows:

		Special			Not
	Pass	Mention	Substandard	Doubtful	Rated
March 31, 2013
Construction real estate	$—	$—	$—	$—	$—
Residential real estate	6,285	—	1,801	23	4,915
Commercial real estate	103,792	2,447	10,425	—	4,962
Land and lot loans	6,293	—	2,345	—	1,382
Commercial	7,156	—	394	—	5,747
Home equity lines of credit	9,269	828	374	136	7,065
Consumer	55	—	312	—	1,077

Total	$132,850	$3,275	$15,651	$159	$25,148

(Continued)

62.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 3 – LOANS (Continued)

	Special			Not
	Pass	Mention	Substandard	Doubtful	Rated
December 31, 2012
Construction real estate	$—	$—	$—	$—	$—
Residential real estate	6,316	962	823	26	5,304
Commercial real estate	99,895	5,352	7,414	—	5,096
Land and lot loans	7,711	—	2,275	—	988
Commercial	7,575	45	373	—	6,110
Home equity lines of credit	8,216	952	296	136	7,246
Consumer	58	1	334	—	1,057

Total	$129,771	$7,312	$11,515	$162	$25,801

The Company grants the majority of its loans to borrowers throughout Palm Beach County, Florida. Although the Company has a diversified loan portfolio, a significant portion of its borrowers’ ability to honor their contracts is dependent upon the economy in Palm Beach County, Florida. The Company does not have significant concentrations to any one industry or customer. The Company does have six loans, generally with original terms of two years or less, aggregating $5,427 at March 31, 2013, and seven loans, generally with original terms of two years or less, aggregating $6,580 at December 31, 2012, where the primary source of repayment is the sale of the related collateral or the conversion of the existing debt into debt at another financial institution. The majority of these loans are located in Palm Beach County. Given the current real estate market in Palm Beach County, Florida, obtaining refinancing or sale of the collateral may be more difficult than in the past. It is possible that some of these loans will be extended or may need to be modified.

NOTE 4 – FAIR VALUE MEASUREMENTS

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy describes three levels of inputs that may be used to measure fair value:

Level l: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and model-driven valuations whose inputs are observable or whose significant value drivers are observable. Valuations may be obtained from, or corroborated by, third-party pricing services.

Level 3: Unobservable inputs to measure fair value of assets and liabilities for which there is little, if any market activity at the measurement date, using reasonable inputs and assumptions based upon the best information at the time, to the extent that inputs are available without undue cost and effort.

(Continued)

63.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The following describes valuation methodologies used for assets and liabilities measured at fair value:

Securities Available for Sale and Trading Securities: The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on market prices of similar securities (Level 2). For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other market indicators (Level 3).

The Chief Investment Officer is responsible for monitoring security ratings and investment quality subsequent to the initial purchase, which includes a review of any ratings changes on a monthly basis. Any individual security with a downgrade to below investment grade and with a carrying value greater than $200 will have a detailed analysis completed. Any recommended action is presented to the asset liability committee for consideration. On a quarterly basis, all securities rated below investment grade with carrying values greater than $200 will be reviewed by an independent third party for OTTI. The results of this independent third party analysis is reviewed by the Chief Investment Officer and presented to the asset liability committee. This independent third party also provides the fair value for these securities at each quarter end, which is considered to be Level 3 as more fully described below.

The Company’s mortgage-backed security (MBS) and collateralized mortgage obligation (CMO) valuations were supported by an analysis prepared by an independent third party. The third party’s approach to determining fair value involved several steps: 1) detailed collateral analysis of the underlying mortgages, including consideration of geographic location, original loan-to-value and weighted average FICO score of the borrowers; 2) collateral performance projections for each pool of mortgages underlying the MBS or CMO (monthly default rate, severity of loss upon default, and prepayment probabilities) and 3) discounted cash flow modeling. Assumptions are back-tested on a quarterly basis as a comparison of the actual performance and liquidation activity is compared to the assumed collateral performance and liquidation activity utilized in the prior quarter’s valuations.

The Company’s collateralized-debt obligation (CDO) valuation, for the one CDO that has been deemed OTTI, is supported by analysis prepared by an independent third party. The third party’s approach to determining the fair value includes a discounted cash flow modeling with the use of LIBOR curves plus spreads that include consideration for defaults of the underlying issuers and recoveries (after default). Assumptions are back-tested on a quarterly basis as specific-issuer deferral and defaults that occurred are compared to those that were projected and ongoing assumptions are adjusted in accordance with the level of unexpected deferrals and defaults that occurred.

The Company owns two additional CDOs where the fair value is determined by the Company’s third party bond accountant and for which the significant unobservable inputs are not readily available to the Company.

Derivative Asset and Derivative Liabilities: The fair value of the derivative instruments are based on valuation models using observable market data as of the measurement date (Level 2).

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Non-real estate collateral may be valued using an appraisal, net book value per the borrower’s financial statements, or aging reports, adjusted or discounted based on management’s historical knowledge, changes in market conditions from the time of the valuation, and management’s expertise and knowledge of the client and client’s business, resulting in a Level 3 fair value classification. Impaired loans are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

(Continued)

64.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

Foreclosed Real Estate: Assets acquired through or instead of loan foreclosure are initially recorded at fair value less costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. Fair value is commonly based on recent real estate appraisals (Level 3), which are updated no less frequently than annually or recent contracts to sell the real estate (Level 2). These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Real estate owned properties are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Appraisals for both collateral-dependent impaired loans and real estate owned are performed by certified appraisers whose qualifications and licenses have been reviewed and verified by the Company. Once received, the assumptions and approaches utilized in the appraisal, if any, as well as the overall resulting fair value in comparison with independent data sources such as recent market data or industry-wide statistics are reviewed. On an annual basis, the Company compares the actual selling price of collateral that has been sold to the most recent appraised value to determine what additional adjustment should be made to the appraisal value to arrive at fair value.

(Continued)

65.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The following table summarizes financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2013 and December 31, 2012, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value:

	Fair Value Measurements at
	March 31, 2013 Using:
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Financial Assets:
Trading Securities	$—	$5,553	$—	$5,553

Investment securities available for sale:
Mortgage-backed securities:
Residential	$—	$2,047	$512	$2,559
Collateralized mortgage obligations	—	8,648	5,545	14,193
Mortgage-backed securities:
commercial	—	1,079	—	1,079
Collateralized debt obligation	—	322	1,463	1,785
Total investment securities available for sale	$—	$12,096	$7,520	$19,616

Derivative Asset – interest rate swaps	$—	$1,724	$—	$1,724

(Continued)

66.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

	Fair Value Measurements at December 31, 2012 Using:
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial Assets:
Investment securities available for sale:
Mortgage-backed securities: Residential	$—	$2,098	$492	$2,590
Collateralized mortgage obligations	—	9,149	5,869	15,018
Mortgage-backed securities: commercial	—	1,217	—	1,217
Collateralized debt obligation	—	609	1,474	2,083
Total investment securities available for sale	$—	$13,073	$7,835	$20,908

Derivative Asset – interest rate swaps	$—	$856	$—	$856

(Continued)

67.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The table below presents a reconciliation of all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three month period ending March 31, 2013:

	Mortgage- Backed Securities Residential	Collateralized Mortgage Obligations	Collateralized Debt Obligation

Balance of recurring Level 3 assets at January 1	$492	$5,869	$1,474
Transfers into Level 3	—
Purchases	—	—	—
Sales	—	—	—
Payoffs and payments	(23)	(544)	(334)
Total gains or losses (realized/unrealized):
Net impairment loss recognized in earnings	—	(72)	(49)
Included in other comprehensive income	43	292	372
Total net change in fair value	43	220	323

Balance of recurring Level 3 assets at March 31, 2013	$512	$5,545	$1,463

The table below presents a reconciliation of all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ending December 31, 2012:

	Mortgage- Backed Securities Residential	Collateralized Mortgage Obligations	Collateralized Debt Obligation

Balance of recurring Level 3 assets at January 1	$632	$5,350	$752
Transfers into Level 3	—	1,330	971
Purchases	—	—	—
Sales	—	—	—
Payoffs and payments	(156)	(777)	(279)
Total gains or losses (realized/unrealized):
Net impairment loss recognized in earnings	(55)	(454)	—
Included in other comprehensive income	71	420	30
Total net change in fair value	16	(34)	30

Balance of recurring Level 3 assets at December 31, 2012	$492	$5,869	$1,474

(Continued)

68.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The total fair value of $1,081 of certain collateralized mortgage obligations, measured using significant unobservable inputs (Level 3) as of December 31, 2012 were transferred into Level 3 during the year ending December 31, 2012 as the grade of the individual securities fell below investment grade during 2012. The total fair value of $49 of certain collateralized mortgage obligations and $971 of collateralized debt obligations were transferred into Level 3 due to a change in the methodology used to determine the fair value.

The Company’s policy is to recognize transfers as of the end of the reporting period. As a result, the fair value of the above described investment securities were transferred on December 31, 2012. There were no transfers of assets to Level 3 from December 31, 2012 to March 31, 2013.

The following table presents quantitative information about recurring Level 3 fair value measurements at March 31, 2013 and December 31, 2012:

				Range
		Valuation		(Weighted
	Fair value	Technique(s)	Unobservable Input(s)	Average)

Mortgage-backed	$512	Discounted cash flow	Prepayment for first	8.2 – 9.3%
securities -			two years	(8.25%)
residential
			Ongoing voluntary	3.3 – 4.0%
			prepayment	(3.6%)

			Monthly default rate	0.3 – 0.4%
				(0.35%)

			Loss severity for	61.4 – 74.2%
			32 months	(66.7%)

			Ongoing loss severity	47.0 – 69.0%
				(59.2%)

Collateralized	$5,545	Discounted cash flow	Prepayment for first	5.9 – 44.6%
mortgage			two years	(11.6%)
obligations
			Ongoing voluntary	4.0 – 14.5%
			prepayment	(6.3%)

			Monthly default rate	0.0 – 0.4%
				(0.15%)

			Loss severity for	0.0 – 56.8%
			32 months	(44.4%)

			Ongoing loss severity	17.7 – 46.0%
				(39.17%)

Collateralized debt
obligation	$406	Discounted cash flow	Bank collateral default rate
			First two years	2% annually
			Ongoing	.36% annually

			Insurance collateral
			default rate	Model dependent

			Recovery	0.0 – 10.0%
				(9.75%)

(Continued)

69.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The following tables summarize assets measured at fair value on a nonrecurring basis as of March 31, 2013 and December 31, 2012, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value:

	Fair Value Measurements at At March 31, 2013 Using:
	Fair Value	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total Losses

Impaired loans
Commercial real estate	$6,898	$—	$—	$6,898	$(3,902)
Residential real estate	1,686	—		1,686	(721)
Commercial	328	—	—	328	(202)
Land and lot	1,172	—	—	1,172	(846)
Consumer	312	—	—	312	(74)
HELOC	255	—	—	255	(329)
Foreclosed real estate, net Commercial real estate	1,501	—	—	1,501	(239)

Total	$12,152	$—	$—	$12,152	$(6,313)

(Continued)

70.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

	Fair Value Measurements at At December 31, 2012 Using:
	Fair Value	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total Losses

Impaired loans
Commercial real estate	$5,799	$—	$—	$5,799	$(3,848)
Residential real estate	1,675	—		1,675	(700)
Commercial	349	—	—	349	(202)
Land and lot	1,930	—	—	1,930	(1,301)
Consumer	334	—	—	334	(63)
HELOC	255	—	—	255	(329)
Foreclosed real estate, net Commercial real estate	769	—	—	769	(238)

Total	$11,111	$—	$—	$11,111	$(6,681)

(Continued)

71.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The following table presents quantitative information about level 3 fair value measurements for financial instruments measured at fair value on a non-recurring basis at March 31, 2013 and December 31, 2012:

		Valuation		Range (Weighted
	Fair value	Technique(s)	Unobservable Input(s)	Average)

Impaired loans – commercial real estate	$6,898	Sales comparison approach	Adjustment for differences between the comparable sales	(10%)-35% (8.5%)

		Income approach	Capitalization rate	8.0%

Impaired loans – land and lot	$1,172	Sales comparison approach	Adjustment for differences between the comparable sales	(20%)-55% (4.5%)

(Continued)

72.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

The carrying amounts and estimated fair values of financial instruments, at March 31, 2013 and December 31, 2012 are as follows:

	March 31, 2013		December 31, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Financial assets:
Cash and cash equivalents	$55,781	$55,781	$37,925	$37,925
Trading securities	5,553	5,553	—	—
Securities available for sale	19,616	19,616	20,908	20,908
Derivative assets	1,724	1,724	856	856
Loans, net of allowance	171,913	169,969	170,310	167,962
Federal Home Loan Bank Stock	1,855	N/A	1,496	N/A
Accrued interest receivable	460	460	477	477

Financial liabilities:
Deposits	186,337	181,057	171,420	169,015
Federal Home Loan Bank advances	35,000	34,994	25,000	25,048

Off-balance-sheet financial instruments	—	—	—	—

The methods and assumptions, not previously presented, used to estimate fair value are described as follows:

Cash and Cash Equivalents: The carrying amounts of cash and short-term instruments approximate fair values.

Loans: Fair values of loans, excluding loans held for sale, are estimated as follows: For variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Fair values for other loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Impaired loans are valued at the lower of cost or fair value as described previously. The methods utilized to estimate the fair value of loans do not necessarily represent an exit price.

Accrued Interest: The carrying amounts of accrued interest approximate fair value.

(Continued)

73.

ENTERPRISE BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share data)

(unaudited)

NOTE 4 – FAIR VALUE MEASUREMENTS (Continued)

Federal Home Loan Bank Stock: It is not practical to determine the fair value of FHLB stock due to restrictions placed on its transferability.

Deposits: The fair values disclosed for demand deposits (e.g., interest and non-interest checking, passbook savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amount). The carrying amounts of variable rate, fixed-term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed rate certificates of deposit are estimated using a discounted cash flows calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

Federal Home Loan Bank Advances: The carrying amount of the variable rate advance approximates fair value. The fair values for the fixed rate advances are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements.

Off-Balance-Sheet Instruments: Fair values for off-balance sheet, credit-related financial instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing. The fair value of commitments is not material.

NOTE 5 – DERIVATIVE FINANCIAL INSTRUMENTS

The Company utilizes derivative financial instruments as part of its asset liability management strategy to help manage its interest rate risk position. The notional amount of the derivative financial instruments does not represent amounts exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the agreement. These derivatives do not qualify for hedge accounting treatment, and therefore changes in fair value are reported in current earnings as noninterest income.

BMA Ratio Swap

As of March 31, 2013, the Company has entered into three BMA Ratio Swaps with a total notional amount of $90,000. The purpose of this swap strategy is to offset the interest rate risk of the Company balance sheet. Summary information about these derivatives is as follows:

			Rate Received
			as a percentage of
Notional Amount	Effective Date	Maturity Date	3-month LIBOR	Status
$25,000,000	December 12, 2012	December 12, 2042	93.540%	Active
20,000,000	December 13, 2012	December 15, 2042	92.900%	Active
45,000,000	December 20, 2012	December 22, 2042	94.700%	Active

The fair value of this swap strategy at March 31, 2013 and December 31, 2012 is $1,724 and $856, respectively.

(Continued)

74.